UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019 (July 29, 2019)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	SMG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 29, 2019, The Scotts Company LLC (the “Company”), a wholly-owned subsidiary of The Scotts Miracle-Gro Company (“Scotts Miracle-Gro”), and Monsanto Company (“Monsanto”) entered into the following agreements:

1.	Third Amended and Restated Exclusive Agency and Marketing Agreement (the “Agency Agreement”);

2.	Brand Extension Agreement Asset Purchase Agreement (the “BEA Asset Purchase Agreement”);

3.	Termination Agreement regarding the Amended and Restated Lawn and Garden Brand Extension Agreement - Americas between Monsanto and the Company (the “BEA Termination Agreement”); and

4.	Termination Agreement regarding the Commercialization and Technology Agreement between Monsanto and the Company (the “Commercialization and Technology Termination Agreement”).
Agency Agreement
The Agency Agreement, effective as of August 1, 2019, amends, restates and supersedes in its entirety the Second Amended and Restated Exclusive Agency and Marketing Agreement effective as of August 31, 2017 (such agreement, as it has been further amended from time to time, the “Original Agency Agreement”), which amended and restated the Amended and Restated Exclusive Agency and Marketing Agreement effective as of November 11, 1998, which amended and restated the Exclusive Agency and Market Agreement effective as of September 30, 1998, pursuant to which the Company has served since the 1999 fiscal year as Monsanto’s exclusive agent for the marketing and distribution of consumer RoundUp® herbicide products (with additional rights to new products containing glyphosate or other similar non-selective herbicides) in the consumer lawn and garden market in a number of countries. Capitalized terms used in this discussion of the Agency Agreement that are not defined in this Current Report on Form 8-K will have the meaning given to those terms in the Agency Agreement.
Among other things, the Agency Agreement amends the Original Agency Agreement in the following significant respects:
Commissions. The Agency Agreement increases the amount of the commission to which the Company is entitled under the Agency Agreement for Program Years 2020 and thereafter from 50% of Program EBIT in excess of $40 million to 50% of Program EBIT. The Agency Agreement further provides that beginning in Program Year 2020 the Company will no longer be entitled to receive the special commission payable with respect to Roundup Max Control 365.
Contribution. The Agency Agreement now provides that if the Program EBIT for any Program Year is not at least $36 million the Contribution Payment to be paid by the Company for such Program Year will be reduced by an amount equal to 50% of the difference between $36 million and the Program EBIT for such Program Year. In the event that such difference between $36 million and the Program EBIT is a negative number, no Contribution Payment Adjustment shall be payable by the Company with respect to such Program Year.
Scope of Noncompetition Covenant. The Agency Agreement now provides that the Noncompetition Period will terminate after a two-year period following the Agency Agreement's termination, except that the Noncompetition Period will terminate upon (1) the effective date of termination of the Agency Agreement (i) if the Company terminates the Agency Agreement for convenience or as a result of a material breach, material fraud or material willful misconduct by Monsanto or the insolvency or bankruptcy of Monsanto; or (ii) if Monsanto terminates the Agency Agreement upon a Roundup Sale, a Change of Control of Monsanto or a Brand Decommissioning Event (except with respect to the Company as addressed below); or (2) the delivery of written notice of a Program EBIT Decline Event to the other party if the Company or Monsanto terminates the Agency Agreement as a result of a Program EBIT Decline Event. The Agency Agreement now further provides that if Monsanto terminates the Agency Agreement upon a Brand Decommissioning Event, the noncompetition obligations of the Company under the Agency Agreement will no longer apply following delivery of the notice of termination by Monsanto so long as the Company continues to support the Roundup L&G Business.
BEA Products. The Agency Agreement expands the definition of Roundup Products for which the Company is providing services under the Agency Agreement to also include any BEA Products with respect to which the Company agrees to serve as agent. The Agency Agreement now also permits the Company to terminate such services by delivery of written notice of termination to Monsanto and permits Monsanto to terminate such services if (1) the BEA Program EBIT falls below $10 million in any Program Year, (2) net sales of Rejected BEA Products during any full Program Year exceed the aggregate amount of net sales for all BEA Products included within the Roundup Products for said Program Year, or (3) the Company fails to exercise commercially reasonable efforts to promote, market and sell each BEA Product. The Agency Agreement further clarifies that the Company’s noncompetition obligations do not apply to products that compete, directly or indirectly, with the BEA Products, including when the Company is providing BEA Services, so long as such products do not otherwise directly compete with non-selective herbicide Roundup Products.

Termination. The Agency Agreement expands the Company’s termination rights by authorizing the Company to terminate the Agency Agreement (1) for any reason effective as of September 30, 2022 by delivering written notice of termination to Monsanto on January 15, 2021 or (2) upon the insolvency or bankruptcy of Monsanto. The Agency Agreement also replaces the Company’s Brand Decline Event termination right with a Program EBIT Decline Event termination right pursuant to which either Monsanto or the Company may terminate the Agency Agreement if Program EBIT is less than $50 million in any Program Year. No termination fee would be payable if either the Company or Monsanto terminates the Agency Agreement as a result of a Program EBIT Decline Event. Monsanto may also terminate the Agency Agreement if it decommissions the use of all or substantially all of the Industrial Property and Roundup Regulatory Property in the Lawn and Garden Market (a “Brand Decommissioning Event”). The Company’s right to receive commissions and its obligation to make an annual contribution payment to Monsanto would automatically terminate upon the occurrence of a Brand Decommissioning Event.
Termination Fee. The Agency Agreement restates the termination fee structure to provide for the following termination fees, only one of which will be payable in connection with the termination of the Agency Agreement: (1) if the Company terminates the Agency Agreement for any reason effective as of September 30, 2022 by delivering written notice of termination to Monsanto on January 15, 2021, Monsanto will pay the Company $175 million; (2) upon a Brand Decommissioning Event, Monsanto will pay the Company $375 million; and (3) if Monsanto or its successor terminates the Agency Agreement as a result of a Roundup Sale or a Change of Control of Monsanto or if the Company terminates the Agency Agreement as a result of a material breach, material fraud or material willful misconduct by Monsanto, Monsanto will pay the Company the greater of (a) $175 million or (b) four times an amount equal to (i) the average of the Program EBIT for the three Program Years before the year of termination, minus (ii) $186.4 million.
Assignment. The Agency Agreement only authorizes the Company to assign the Agency Agreement to a non-affiliate if Monsanto determines in its reasonable commercial opinion that the assignee has sufficient experience in the consumer products industry or products sold for the lawn and garden uses industry and sufficient capitalization to satisfy the Company’s obligations under the Agency Agreement.
The foregoing description of the Agency Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Agency Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.
BEA Asset Purchase Agreement
The BEA Asset Purchase Agreement provides for the sale by the Company to Monsanto of specified assets related to the business (the “Business”) of the development, manufacture, production, advertising, marketing, promotion, distribution, importation, exportation, offer for sale and sale of specified products, including the Roundup for Lawns Bug Destroyer, Roundup for Lawns Crabgrass Destroyer, Roundup for Lawns Weed Preventer, Roundup for Lawns RTU Northern, Roundup for Lawns - Concentrate Northern, Roundup for Lawns - RTU Southern and Roundup for Lawns - Concentrate Southern (the “Brand Extension Products”). The purchased assets include certain intellectual property, inventory, books and records, specified contracts and advertising, marketing, promotional and sales materials relating to the Brand Extension Products. The BEA Asset Purchase Agreement also provides for the termination of the licenses granted pursuant to the Amended and Restated Lawn and Garden Brand Extension Agreement - Americas, dated August 31, 2017, between Monsanto and the Company (the “Brand Extension Agreement”) and the assumption by Monsanto of the rights of the Company under the Brand Extension Agreement, each in accordance with the terms and conditions of the BEA Termination Agreement.
The consideration to be paid by Monsanto is equal to the sum of $112 million plus the value of the finished goods inventory included in the purchased assets. In addition, Monsanto agreed to assume certain obligations of the Company related to the Brand Extension Products with respect to periods subsequent to the Closing. The Company will remain liable for all liabilities and obligations related to the Business and the Brand Extension Products that are not expressly assumed by Monsanto under the BEA Asset Purchase Agreement.
The BEA Asset Purchase Agreement contains customary representations, warranties, covenants and indemnities. The closing of the transactions contemplated by the BEA Asset Purchase Agreement is subject to the (1) execution and delivery of specified ancillary agreements, documents and instruments and (2) the absence of any order, decree or ruling permanently restraining, enjoining or otherwise prohibiting such transactions or any pending governmental proceeding against either party to enjoin or prevent such transactions. Subject to satisfaction of these conditions, the transactions under the BEA Asset Purchase Agreement are expected to close on August 1, 2019.
The foregoing description of the BEA Asset Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the BEA Asset Purchase Agreement, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.
BEA Termination Agreement
In connection with the entry into the BEA Asset Purchase Agreement and the transactions contemplated therein, the Company and Monsanto entered into the BEA Termination Agreement, which terminates, effective as of August 1, 2019, the Brand Extension Agreement. The Brand Extension Agreement provides the Company a worldwide, exclusive license to use the RoundUp® brand on additional products offered by the Company within the residential lawn and garden field.
The foregoing description of the BEA Termination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the BEA Termination Agreement, which is attached hereto as Exhibit 10.5 and incorporated herein by reference.
Commercialization and Technology Termination Agreement
The Commercialization and Technology Termination Agreement terminates, effective as of August 1, 2019, the Commercialization and Technology Agreement, dated May 15, 2015, between the Company and Monsanto. The Commercialization and Technology Agreement provides for a cooperative effort between the Company and Monsanto to further develop and commercialize new products and new technology developed at Monsanto, intended for introduction into the residential lawn and garden field.
The foregoing description of the Commercialization and Technology Termination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Commercialization and Technology Termination Agreement, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.
On July 31, 2019, Scotts Miracle-Gro issued a news release reporting information regarding its financial results for the three and nine months ended June 29, 2019 and its financial condition as of June 29, 2019. The news release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.

(d) Exhibits:

Exhibit No.	Description
10.1
Second Amended and Restated Exclusive Agency and Marketing Agreement, dated as of August 31, 2017, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 [Exhibit 10.14(a)]).

10.2	Third Amended and Restated Exclusive Agency and Marketing Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.3
Amended and Restated Lawn and Garden Brand Extension Agreement - Americas, dated as of August 31, 2017, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 [Exhibit 10.14(b)]).

10.4	Brand Extension Agreement Asset Purchase Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.5
Termination Agreement regarding the Amended and Restated Lawn and Garden Brand Extension Agreement - Americas, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.6
Commercialization and Technology Agreement, dated as of May 5, 2015, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Current Report on Form 8-K/A filed on May 20, 2015 [Exhibit 10.4]).

10.7	Termination Agreement regarding the Commercialization and Technology Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

99.1	News release issued by The Scotts Miracle-Gro Company on July 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: July 31, 2019	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 31, 2019
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1
Second Amended and Restated Exclusive Agency and Marketing Agreement, dated as of August 31, 2017, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 [Exhibit 10.14(a)]).

10.2	Third Amended and Restated Exclusive Agency and Marketing Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.3
Amended and Restated Lawn and Garden Brand Extension Agreement - Americas, dated as of August 31, 2017, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 [Exhibit 10.14(b)]).

10.4	Brand Extension Agreement Asset Purchase Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.5
Termination Agreement regarding the Amended and Restated Lawn and Garden Brand Extension Agreement - Americas, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

10.6
Commercialization and Technology Agreement, dated as of May 5, 2015, by and between the Company and Monsanto (incorporated herein by reference to Scotts Miracle-Gro’s Current Report on Form 8-K/A filed on May 20, 2015 [Exhibit 10.4]).

10.7	Termination Agreement regarding the Commercialization and Technology Agreement, entered into on July 29, 2019 and effective as of August 1, 2019, by and between the Company and Monsanto.

99.1	News release issued by The Scotts Miracle-Gro Company on July 31, 2019